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                                                               EXHIBIT 99.4

                          CONSENT OF DIRECTOR NOMINEE

The Board of Directors
Official Payments Corporation:

   I, Christos Cotsakos hereby consent to the use of my name as a Director Nominee in the Form S-1 Registration Statement filed by Official Payments Corporation.

                                               /s/ Christos Cotsakos
                                          -------------------------------------

                                                 Christos Cotsakos

October 25, 1999